UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2025

BLUE OWL CAPITAL CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue
New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 419-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OBDC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.
Fourth Amended and Restated Investment Advisory Agreement
On January 13, 2025, Blue Owl Capital Corporation, a Maryland corporation (the “Company” or “OBDC”), entered into a fourth amended and restated investment advisory agreement (the “Restated Advisory Agreement”) with its investment adviser, Blue Owl Credit Advisors LLC, a Delaware limited liability company and investment adviser to the Company (“OBDC Adviser”), in connection with the Merger (as defined below). The Restated Advisory Agreement amends the third amended and restated investment advisory agreement, dated May 18, 2021, between the Company and OBDC Adviser (the “Current Advisory Agreement”) to exclude the impact of purchase accounting adjustments resulting from any purchase premium or discount paid for the acquisition of assets in a merger from the calculation of the income incentive fee and the capital gains incentive fee, and to delete certain provisions and remove references to items which by their terms are not applicable to the Company as a result of the Company’s listing on the New York Stock Exchange. The Company’s shareholders approved the Restated Advisory Agreement at a special meeting held on January 8, 2025.
The description above is only a summary of the Restated Advisory Agreement and does not purport to be complete and is qualified in its entirety by reference to the provisions in such agreement, which is attached hereto as Exhibit 10.1.
Second Supplemental Indenture
The information contained in Item 2.03 under the heading “Second Supplemental Indenture” is incorporated herein by reference.
Note Assumption Agreement
The information contained in Item 2.03 under the heading “Note Assumption Agreement” is incorporated herein by reference.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
On January 13, 2025, the Company completed its previously announced acquisition of Blue Owl Capital Corporation III, a Maryland corporation (“OBDE”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 7, 2024, by and among the Company, OBDE, Cardinal Merger Sub Inc., a Maryland corporation and wholly owned subsidiary of the Company (“Merger Sub”), and for certain limited purposes, OBDC Adviser and Blue Owl Diversified Credit Advisors, a Delaware limited liability company and investment adviser to OBDE (“OBDE Adviser”). Pursuant to the Merger Agreement, Merger Sub was first merged with and into OBDE, with OBDE as the surviving corporation (the “Initial Merger”), and, immediately following the Initial Merger, OBDE was then merged with and into the Company, with the Company as the surviving company (the Initial Merger and the subsequent merger, collectively, the “Merger”).
In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of OBDE common stock was converted into the right to receive 0.9779 shares of common stock, par value $0.01 per share of the Company (with OBDE stockholders receiving cash in lieu of fractional shares of the Company’s common stock). As a result of the Merger, the Company issued an aggregate of approximately 120,630,637 shares of its common stock to former OBDE stockholders prior to any adjustment for OBDE stockholders receiving cash in lieu of fractional shares.
The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K filed on August 7, 2024, which is incorporated herein by reference.
The information in Item 2.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Second Supplemental Indenture
On January 13, 2025, the Company entered into a second supplemental indenture (the “Second Supplemental Indenture”) by and between Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), effective as of the closing of the Merger. The Second Supplemental Indenture relates to the Company’s assumption of $325.0 million in aggregate principal amount of OBDE’s 3.125% Notes due 2027 (the “Notes”).
Pursuant to the Second Supplemental Indenture, the Company expressly assumed the obligations of OBDE for the due and punctual payment of the principal of, and premium, if any, and interest on all the Notes outstanding, and the due and punctual performance and observance of all of the covenants and conditions of the indenture, dated October 13, 2021 (the “Base Indenture”), by and between OBDE and the Trustee, as amended by the first supplemental indenture, dated October 13, 2021 (the “First Supplemental Indenture”), by and between OBDE and the Trustee, to be performed by OBDE.
The foregoing description of the Notes and the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, the First Supplemental Indenture, providing for the issuance of the Notes, and the Second Supplemental Indenture, relating to the Company’s assumption of the Notes, copies of which, including the form of Notes related thereto, are attached or incorporated by reference as Exhibits 4.1 through 4.5 to this Current Report on Form 8-K, respectively, and are incorporated into this Current Report on Form 8-K by reference.
Note Assumption Agreement
On January 13, 2025, the Company entered into an assumption agreement (the “Note Assumption Agreement”) for the benefit of the Noteholders (as defined in the Note Purchase Agreement (as defined below)). The Note Assumption Agreement relates to the Company’s assumption of (i) $142.0 million aggregate principal amount of 7.50% Series 2022A Senior Notes, Tranche A, due July 21, 2025 (the “July 2025 Notes”); (ii) $190.0 million aggregate principal amount of 7.58% Series 2022A Senior Notes, Tranche B, due July 21, 2027 (the “July 2027 Notes” and, together with the July 2025 Notes, the “Series 2022A Notes”); (iii) $60.0 million in aggregate principal amount of 7.58% Series 2022B Senior Notes, due July 21, 2027 (the “Series 2022B Notes”); and (iv) $100.0 million in aggregate principal amount of 8.10% Series 2023A Senior Notes, due June 29, 2028 (the “Series 2023A Notes”) and other obligations of OBDE under a Master Note Purchase Agreement, dated as of July 21, 2022 (as supplemented by the First Supplement to Master Note Purchase Agreement, dated as of December 22, 2022 (the “First Supplement”), and by the Second Supplement to Master Note Purchase Agreement, dated as of June 29, 2023 (the “Second Supplement”) and as further amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among OBDE and certain institutional investors specified therein.
Pursuant to the Note Assumption Agreement, the Company unconditionally and expressly assumed, confirmed and agreed to perform and observe each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, duties and liabilities of OBDE under the Note Purchase Agreement,under the Series 2022A Notes, Series 2022B Notes and Series 2023A Notes and under any documents, instruments or agreements executed and delivered or furnished by OBDE in connection therewith, and to be bound by all waivers made by OBDE with respect to any matter set forth therein.
The description above is only a summary of certain of the material provisions of the Note Assumption Agreement and the Note Purchase Agreement and is qualified in its entirety by reference to the text of the Note Assumption

Agreement and the Note Purchase Agreement (including the First Supplement and Second Supplement thereto), which are filed as Exhibits 10.2 through 10.5 to this Report and are incorporated herein by reference.
Revolving Credit Facility
On January 13, 2025, through the accordion feature in connection with the Merger in the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of August 26, 2022 (as amended by the First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 17, 2023 and as further amended by the Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 22, 2024, the “Credit Agreement”), by and among the Company, as borrower, Truist Bank, as administrative agent and the lenders party thereto, the aggregate commitments under the Credit Agreement increased from $2,985.0 million to $3,660.0 million.
SPV Credit Facilities
On January 13, 2025, pursuant to Amendment No. 6 to Loan and Servicing Agreement and Omnibus Amendment to Certain Transaction Documents (the “Amendment”), dated December 5, 2024, by and between ORCC III Financing LLC (“ORCC III Financing”), a wholly owned subsidiary of OBDE, OBDE Adviser, OBDC Adviser, Societe Generale, each of the lenders party thereto and the Company, the Company became party to and assumed all of OBDE’s obligations under the SPV Asset Facility I (as defined in OBDE’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed on November 6, 2024 (the “OBDE 10-Q”)), and OBDC Adviser became the collateral manger under SPV Financing I. In addition, as a result of the consummation of the Merger, the Company became party to and assumed all of OBDE’s obligations under SPV Asset Facility II and SPV Asset Facility III (each, as defined in the OBDE 10-Q) and OBDC Adviser became the “servicer” under SPV Asset Facility III.
Information regarding SPV Asset Facility I, SPV Asset Facility II and SPV Asset Facility III is set forth in “Part I—Item 1. Financial Information—Notes to Consolidated Financial Statements (Unaudited)—Note 5. Debt” in the OBDE 10-Q, and is incorporated into this Current Report on Form 8-K by reference.
The description incorporated by reference above is only a summary of the material provisions of the SPV Asset Facility I, SPV Asset Facility II and SPV Asset Facility III and is qualified in its entirety by reference to the SPV Asset Facility I, SPV Asset Facility II and SPV Asset Facility III, as amended, which are filed, with any amendments and other relevant agreements, as Exhibits 10.6 through 10.19 to this Current Report on Form 8-K. The description of the Amendment is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the Amendment, which is filed, as Exhibit 10.19 to this Current Report on form 8-K.
Collateralized Loan Obligation (“CLO”)
On January 13, 2025, as a result of the consummation of the Merger, the Company became party to the relevant agreements with respect to and assumed all of OBDE’s obligations under the CLO XIV Transaction (as defined in the OBDE 10-Q).
Information regarding the CLO XIV Transaction is set forth in “Part I—Item 1. Financial Information—Notes to Consolidated Financial Statements (Unaudited)—Note 5. Debt” in the OBDE 10-Q, and is incorporated into this Current Report on Form 8-K by reference.
The description incorporated by reference above is only a summary of the material provisions of the CLO XIV Transaction and is qualified in its entirety by reference to the relevant agreements with respect to the CLO XIV Transaction, which are filed as Exhibits 10.20 through 10.24 to this Current Report on Form 8-K.
Item 7.01.    Regulation FD Disclosure.
In connection with the closing of the Merger, the closing price per share of common stock of the Company on the New York Stock Exchange of $14.55 on January 10, 2025 was determined to be less than the Closing OBDC Per Share NAV (as defined in the Merger Agreement) as of January 10, 2025, which was estimated to be $15.30; and

the Closing OBDE Per Share NAV (as defined in the Merger Agreement) as of January 10, 2025 was estimated to be $14.96. In accordance with the terms of the Merger Agreement, the Company and OBDE calculated the Exchange Ratio (as defined in the Merger Agreement) by first comparing the ratio of the closing price of OBDC common stock on the New York Stock Exchange as of January 10, 2025, which was the Determination Date (as defined in the Merger Agreement), to the Closing OBDC Per Share NAV as of the Determination Date, and specifically whether such ratio is (i) less than 100%; (ii) in excess of 100% but less than 104.5%; or (iii) in excess of 104.5%.
The Closing OBDC Per Share NAV and the Closing OBDE Per Share NAV determinations described in this report were made pursuant to the requirements of, and solely for the purposes of, the Merger Agreement. The Closing OBDC Per Share NAV and the Closing OBDE Per Share NAV were not reviewed or approved for purposes of financial statement preparation or as part of a comprehensive statement of the Company’s or OBDE’s financial results. The Closing OBDC Per Share NAV of the Company’s common stock as of January 10, 2025 may not be indicative of the actual net asset value per share of the Company’s common stock as of December 31, 2024 or March 31, 2025.
On January 13, 2025, the Company issued a press release announcing, among other things, the closing of the Merger. A copy of the press release is furnished herewith as Exhibit 99.1.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and is not deemed “filed” by the Company for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission.
Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by the Company with the Securities and Exchange Commission (“SEC”). Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include: the ability to realize the anticipated benefits of the Merger, the effect that the consummation of the Merger may have on the trading price of the Company’s common stock on the New York Stock Exchange, the Company’s plans, expectations, objectives and intentions as a result of the Merger, the business prospects of the Company and the prospects of its portfolio companies, actual and potential conflicts of interests with OBDC Adviser, general economic and political trends and other factors, the dependence of the Company’s future success on the general economy and its effect on the industries in which they invest, and future changes in laws or regulations and interpretations thereof. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report.
Item 9.01.    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses or Funds Acquired.
The information required by Item 9.01(a) of Form 8-K, including the financial statements required pursuant to Rule 6-11 of Regulation S-X, was previously included or incorporated by reference in the Company’s prospectus, dated October 21, 2024, as filed under the Securities Act with the SEC on October 21, 2024 and included in the Company’s Registration Statement on Form N-14 (Registration Statement No. 333-281609) initially filed on August 16, 2024, as amended, and, pursuant to General Instruction B.3 of Form 8-K, is not included herein.
(d)    Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, by and among Blue Owl Capital Corporation, Blue Owl Capital Corporation III, Cardinal Merger Sub Inc., and, solely for the limited purposes set forth therein, Blue Owl Credit Advisors LLC and Blue Owl Diversified Credit Advisors LLC, dated as of August 7, 2024 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on August 7, 2024).

4.1
Indenture, dated as of October 13, 2021 by and between Owl Rock Capital Corporation III and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed October 14, 2021).

4.2
First Supplemental Indenture, dated as of October 13, 2021, relating to the 3.125% Notes due 2027, by and between Owl Rock Capital Corporation III and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed October 14, 2021).

4.3
Second Supplemental Indenture, dated as of January 13, 2025, relating to the 3.125% Notes due 2027, by and between Blue Owl Capital Corporation and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee.

4.4
Form of 3.125% notes due 2027 sold in reliance on Rule 144A of the Securities Act (incorporated by Reference to Exhibit 4.3 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed October 14, 2021).

4.5
Form of 3.125% notes due 2027 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by Reference to Exhibit 4.4 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed October 14, 2021).

10.1	Fourth Amended and Restated Investment Advisory Agreement, dated as of January 12, 2025, by and between Blue Owl Capital Corporation and Blue Owl Credit Advisors LLC.

10.2
Assumption Agreement, dated January 13, 2025, by Blue Owl Capital Corporation (as successor by merger to Blue Owl Capital Corporation III), of Master Note Purchase Agreement, dated as of July 21, 2022, among Blue Owl Capital Corporation III, as issuer, and the Noteholders party thereto.

10.3
Form of Master Note Purchase Agreement, dated July 21, 2022, by and between Owl Rock Capital Corporation III and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K filed on July 21, 2022)

10.4
Form of First Supplement to Master Note Purchase Agreement, dated as of December 22, 2022 (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed December 27, 2022).

10.5
Second Supplement to Master Note Purchase Agreement, dated June 29, 2023 (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on June 30, 2023).

10.6
Loan and Servicing Agreement, dated as of July 29, 2021, by and among ORCC III Financing LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder, Owl Rock Diversified Advisors LLC, as Collateral Manager, the Lenders from time to time parties thereto, Société Générale, as Agent, the other Lender Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed August 2, 2021).

10.7
Sale and Contribution Agreement, dated as of July 29, 2021, by and between Owl Rock Capital Corporation III and ORCC III Financing LLC (incorporated by reference to Exhibit 10.2 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed August 2, 2021).

10.8
Form of Amendment No. 1 to Loan and Servicing Agreement, by and among ORCC III Financing LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder, Owl Rock Diversified Advisors LLC, as Collateral Manager, Société Générale, as Agent and swingline lender, State Street Bank and Trust Company, as Collateral Agent, Alter Domus (US) LLC, as Collateral Custodian, and each of the lenders party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed October 8, 2021).

10.9
Form of Amendment No. 2 to Loan and Servicing Agreement, by and among ORCC III Financing LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder, Owl Rock Diversified Advisors LLC, as Collateral Manager, Société Générale, as Agent and swingline lender, State Street Bank and Trust Company, as Collateral Agent, Alter Domus (US) LLC, as Collateral Custodian, and each of the lenders party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed December 10, 2021)

10.10
Amendment No. 3 to Loan and Servicing Agreement, dated as of March 16, 2022, by and among ORCC III Financing LLC, as Borrower, Owl Rock Capital Corporation III as Equityholder, Owl Rock Diversified Advisors, LLC, as Collateral Manager, Société Générale, as Agent and swingline lender, State Street Bank and Trust Company, as Collateral Agent, Alter Domus (US) LLC, as Collateral Custodian, and each of the lenders party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed March 22, 2022).

10.11
Amendment No. 4 to Loan and Servicing Agreement, dated as of December 8, 2023, by and among ORCC III Financing LLC, as Borrower, Blue Owl Capital Corporation III, as Equityholder, Blue Owl Diversified Credit Advisors LLC, as Collateral Manager, Société Générale, as Agent and swingline lender, State Street Bank and Trust Company, as Collateral Agent, Alter Domus (US) LLC, as Collateral Custodian, and each of the lenders party thereto (incorporated by reference to Exhibit 10.27 to Blue Owl Capital Corporation III’s Annual Report on Form 10-K, filed February 21, 2024).

10.12
Amendment No. 5 to Loan and Servicing Agreement, dated as of June 28, 2024, by and among ORCC III Financing LLC, as Borrower, Blue Owl Capital Corporation III, as Equityholder, Blue Owl Diversified Credit Advisors LLC, as Collateral Manager, Société Générale, as Agent and swingline lender, and each of the lenders party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on July 2, 2024).

10.13
Loan Financing and Servicing Agreement, dated as of December 2, 2021, among ORCC III Financing II LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed December 7, 2021).

10.14
Sale and Contribution Agreement, dated as of December 2, 2021, between Owl Rock Capital Corporation III, as Seller and ORCC III Financing II LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed December 7, 2021).

10.15
Amendment No. 1 to Loan Financing and Servicing Agreement, dated as of February 18, 2022, among ORCC III Financing II LLC, as borrower, Deutsche Bank AG, New York Branch, as facility agent, Owl Rock Capital Corporation III as equityholder and as services provider and Deutsche Bank AG, New York Branch as an agent and as a committed lender (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on February 24, 2022).

10.16
Amendment No. 2 to Loan Financing and Servicing Agreement, dated as of October 10, 2024, among ORCC III Financing II LLC, as Borrower, Deutsche Bank AG, New York Branch, as Facility Agent, Blue Owl Capital Corporation III, as Equityholder and as Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, and State Street Bank and Trust Company, as Collateral Agent and Collateral Custodian (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on October 15, 2024).

10.17
Credit Agreement, dated March 20, 2024, among OBDC III Financing III LLC, as Borrower, the Lenders parties thereto, Bank of America, N.A., as Administrative Agent, Blue Owl Diversified Credit Advisors LLC, as Servicer, State Street Bank and Trust Company, as Collateral Agent and Collateral Custodian (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on March 25, 2024).

10.18
Sale and Contribution Agreement, dated as of March 20, 2024, between Blue Owl Capital Corporation III, as Seller and OBDC III Financing III LLC, as Purchaser (incorporated by reference to Exhibit 10.2 Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on March 25, 2024).

10.19
Amendment No. 6 to Loan and Servicing Agreement and Omnibus Amendment to Certain Transaction Documents, dated as of December 5, 2024, by and among ORCC III Financing LLC, as Borrower, Blue Owl Capital Corporation III, as Equityholder, Blue Owl Diversified Credit Advisors LLC, as Predecessor Collateral Manager, Blue Owl Credit Advisors LLC, as Successor Collateral Manager, Société Générale, as Agent and swingline lender, each of the lenders party thereto and Blue Owl Capital Corporation, as Successor Equityholder (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on December 9, 2024).

10.20
Indenture and Security Agreement, dated as of November 21, 2023 by and between Owl Rock CLO XIV, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.22 to Blue Owl Capital Corporation III’s Annual Report on Form 10-K, filed on February 21, 2024).

10.21
Collateral Management Agreement, dated as of November 21, 2023, between Owl Rock CLO XIV, LLC and Blue Owl Diversified Credit Advisors LLC (incorporated by reference to Exhibit 10.23 to Blue Owl Capital Corporation III’s Annual Report on Form 10-K, filed on February 21, 2024).

10.22
Loan Sale Agreement, dated as of November 21, 2023, between Blue Owl Capital Corporation III, as Seller and Owl Rock CLO XIV, LLC, as Purchaser (incorporated by reference to Exhibit 10.24 to Blue Owl Capital Corporation III’s Annual Report on Form 10-K, filed on February 21, 2024).

10.23
Loan Sale Agreement, dated as of November 21, 2023, between ORCC III Financing LLC, as Seller and Owl Rock CLO XIV, LLC, as Purchaser (incorporated by reference to Exhibit 10.25 to Blue Owl Capital Corporation III’s Annual Report on Form 10-K, filed on February 21, 2024).

10.24
Class A-L Loan Agreement, dated as of November 21, 2023, among Owl Rock CLO XIV, LLC, as Borrower, State Street Bank and Trust Company, as Loan Agent and as Trustee, and each of the Lenders party thereto (incorporated by reference to Exhibit 10.26 to Blue Owl Capital Corporation III’s Annual Report on Form 10-K, filed on February 21, 2024).

99.1	Press Release, dated January 13, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Capital Corporation

Date: January 13, 2025	By:	/s/ Jonathan Lamm
		Name:	Jonathan Lamm
		Title:	Chief Operating Officer and Chief Financial Officer